Exhibit 10.2
SECOND AMENDMENT
TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 18, 2007, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Borrower”), the Guarantors signatories hereto, the financial institutions identified on the signature pages hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and Credit-Linked LC Issuer.
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 9, 2005 among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as amended, the “Existing Credit Agreement”), the Lenders have extended commitments to make certain credit facilities available to the Borrower;
     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and
     WHEREAS, the Administrative Agent and the Required Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:
PART I
DEFINITIONS
     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
     “Amendment No. 2 Effective Date” is defined in Subpart 3.1.
     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     SUBPART 2.1. Amendment to Section 8.01. Section 8.01 of the Existing Credit Agreement is hereby amended by deleting clause (t) in its entirety and replacing it with the following:
     (t) Liens arising in connection with (i) any lease of catalyst necessary for the operation of the refinery assets of the Consolidated Parties in the Ordinary Course of Business or (ii) any commodity leases for catalyst elements necessary for the operation of the refinery assets of the Consolidated Parties in the Ordinary Course of Business and not for the purpose of speculation; provided, in each case, that such Liens do not encumber any Property other than the catalyst or the commodity being leased, or any insurance proceeds of either of the foregoing; and

     SUBPART 2.2. Amendment to Section 8.03. Section 8.03 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) deleting the period at the end of clause (j) thereof and replacing it with “; and”, and (iii) adding the following as a new clause (k) thereof:
     (k) to the extent constituting Indebtedness, obligations of the Consolidated Parties (i) arising under any license for a proprietary refining process entered into by a Consolidated Party in connection with the Shreveport Initiative or otherwise in the Ordinary Course of Business, (ii) in respect of leases (including any such lease constituting a Capital Lease) of catalyst necessary for the operation of the refinery assets of the Consolidated Parties in the Ordinary Course of Business and (iii) in respect of commodity leases (including any such commodity lease constituting a Capital Lease) for catalyst elements and necessary for the operation of the refinery assets of the Consolidated Parties in the Ordinary Course of Business and not for the purposes of speculation.
PART III
CONDITIONS TO EFFECTIVENESS
     SUBPART 3.1. Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 2 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment.”
     SUBPART 3.2. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Guarantors and the Required Lenders.
     SUBPART 3.3 Amendment Fee. The Borrower shall have paid or caused to be paid an amendment fee to the Administrative Agent in connection with this Amendment for the account of each Lender that shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on Wednesday, April 18, 2007, as directed by the Administrative Agent, in an aggregate amount for each Lender equal to the product of (i) three (3) basis points (0.0003) and (ii) the amount equal to the sum of (A) the amount of such Lender’s Credit Linked Deposit plus (B) the outstanding Term Loans held by such Lender.
PART IV
MISCELLANEOUS
     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     SUBPART 4.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.
     SUBPART 4.4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article VI of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.

     SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
     SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable out of pocket fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, without modification or limitation.
[remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

	By:	Calumet LP GP, LLC, its general partner

		By:	Calumet Operating, LLC, its sole member

			By:	Calumet Specialty Products Partners, L.P., its sole member

				By:	Calumet GP, LLC, its general partner

				By:	/s/ R. PATRICK MURRAY, II

				Name:	R. Patrick Murray, II
				Title:	Vice President and Chief Financial Officer

GUARANTORS:	CALUMET SHREVEPORT, LLC

	By:	/s/ R. PATRICK MURRAY, II

	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

	By:	/s/ R. PATRICK MURRAY, II

	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC

	By:	/s/ R. PATRICK MURRAY, II

	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II
Title:	Vice President and Chief Financial Officer

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

		By:	/s/ R. PATRICK MURRAY, II

		Name:	R. Patrick Murray, II
		Title:	Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

	By:	/s/ R. PATRICK MURRAY, II

	Name:	R. Patrick Murray, II
	Title:	Vice President and Chief Financial Officer

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. PATRICK MURRAY, II

Name:	R. Patrick Murray, II
Title:	Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ JENNIFER HOWARD
Name: Jennifer Howard
Title: Agency Management

ACA CLO 2006-1, LIMITED

	By:	/s/ VINCENT INGATO
Name: Vincent Ingato
Title: Managing Director

American Certificate Company
By: RiverSource Investments,
LLC as Collateral Manager

	By:	/s/ YVONNE E. STEVENS
Name: Yvonne E. Stevens
Title: Senior Managing Director

Atlas Loan Funding (CENT I) LLC
By: Riversource Investments, LLC
Attorney in Fact

	By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Atlas Loan Funding (Hartford), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

	By:	/s/ DIANA M. HIMES
Name: Diana M. Himes
Title: Vice President

AVENUE CLO FUND, LIMITED
AVENUE CLO II, LIMITED
AVENUE CLO III, LIMITED

	By:	/s/ RICHARD D’ ADDARIO
Name: Richard D’ Addario
Title: Senior Portfolio Manager

Bank of America, N.A.

By:	/s/ MICHAEL S. ROOF
Name: Michael Roof
Title: Vice President

Cent CDO 10, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Cent CDO XI, Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Centaurus Loan Trust

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

Centurion CDO 8, Limited
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO 9, Ltd.

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO VI, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Centurion CDO VII. Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

Clydesdale CLO 2003, ltd

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

Clydesdale CLO 2004 ltd

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

Clydesdale CLO 2005, ltd

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

Clydesdale Strategic CLO-I ltd

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ JIM SIVIGNY
Name: Jim Sivigny
Title: Vice President

By:	/s/ ERIC MEYER
Name: Eric Meyer
Title: Director

Flagship CLO III
By: Deutsche Investment Management Americas, Inc
(as successor in interest in Deustche Asset Management Inc.)
As Sub-Advisor

By:	/s/ JIM SIVIGNY
Name: Jim Sivigny
Title: Vice President

By:	/s/ ERIC MEYER
Name: Eric Meyer
Title: Director

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management Inc.)
As Sub- Advisor

By:	/s/ JIM SIVIGNY
Name: Jim Sivigny
Title: Vice President

By:	/s/ ERIC MEYER
Name: Eric Meyer
Title: Director

Aurum CLO 2002-1 Ltd.
By: Deutsche Investment Management Americas Inc.
(as successor in interest to Deutsche Asset Management Inc.)
As Sub- Advisor

By:	/s/ JIM SIVIGNY
Name: Jim Sivigny
Title: Vice President

By:	/s/ ERIC MEYER
Name: Eric Meyer
Title: Director

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II
as Lender
By: Four Corners Capital Management LLC,
As Sub-Advisor

By:	/s/ DEAN VALENTINE
Name: Dean Valentine
Title: Senior Vice President

FORTRESS PORTFOLIO TRUST
as Lender
By; Four Corners Capital Management LLC,
An Investment Manager

By:	/s/ DEAN VALENTINE
Name: Dean Valentine
Title: Senior Vice President

FOUR CORNERS CLO 2005-I, LTD.
As Lender
By; Four Corners Capital Management LLC,
As Collateral Manager

By:	/s/ DEAN VALENTINE
Name: Dean Valentine
Title: Senior Vice President

Four Corners CLO II, LTD.

By:	/s/ ERIC VANRAVENSWAAY
Name: Eric Vanravenswaay
Title: Assistant Vice President

FOXE BASIN CLO 2003, LTD.
By GSO Capital Partners LP

By:	/s/ MELISSA MARANO
Name: Melissa Marano
Title: Authorized Signatory

Gale Force 1 CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ MELISSA MARANO
Name: Melissa Marano
Title: Authorized Signatory

Gale Force 2 CLO, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ MELISSA MARANO
Name: Melissa Marano
Title: Authorized Signatory

GULF STREAM-COMPASS CLO 2002-1 LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ BARRY LOVE
Name: Barry Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-1 LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ BARRY LOVE
Name: Barry Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ BARRY LOVE
Name: Barry Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ BARRY LOVE
Name: Barry Love
Title: Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-1 LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ BARRY LOVE
Name: Barry Love
Title: Chief Credit Officer

The Hartford Mutual Funds Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender

By:	/s/ ADRAYLL ASKEW
Name: Adrayll Askew
Title: Vice President

HUDSON STRAITS CLO 2004, LTD.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ MELISSA MARANO
Name: Melissa Marano
Title: Authorized Signatory

KC CLO II PLC

By:	/s/ MELANIE HARRIES
Name: Melanie Harries
Title: Assistant Vice President — Operations

KINGSLAND I, LTD.
By: Kingsland Capital Management, LLC,
as Manager

By:	/s/ VINCENT SIINO
Name: Vincent Siino
Title: Authorized Loan Officer

KINGSLAND II, LTD.
By: Kingsland Capital Management, LLC,
as Manager

By:	/s/ VINCENT SIINO
Name: Vincent Siino
Title: Authorized Loan Officer

LANDMARK CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ ANGELA BOZORGMIR
Name: Angela Bozorgmir
Title: Director

LANDMARK III CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ ANGELA BOZORGMIR
Name: Angela Bozorgmir
Title: Director

LANDMARK IV CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ ANGELA BOZORGMIR
Name: Angela Bozorgmir
Title: Director

LANDMARK V CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ ANGELA BOZORGMIR
Name: Angela Bozorgmir
Title: Director

LANDMARK VI CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ ANGELA BOZORGMIR
Name: Angela Bozorgmir
Title: Director

LANDMARK VII CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ ANGELA BOZORGMIR
Name: Angela Bozorgmir
Title: Director

LATTITUDE CLO I LTD

By:	/s/ CHAUNCEY F LUFKIN, III
Name: Chauncey F. Lufkin, III
Title: CIO

LATITUDE CLO II, LTD

By:	/s/ CHAUNCEY F. LUFKIN III
Name: Chauncey F. Lufkin III
Title: CIO

NCRAM Loan Trust

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

NCRAM Senior Loan Trust 2005

By:	/s/ ROBERT HOFFMAN
Name: Robert Hoffman
Title: Vice President

RiverSource Life Insurance Company
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ YVONNE E. STEVENS
Name: Yvonne E. Stevens
Title: Senior Managing Director

ROSEDALE CLO, LTD.
By: Princeton Advisory Group, Inc. the Collateral
Manager acting as attorney-in-fact

By:	/s/ JENNIFER WRIGHT
Name: Jennifer Wright
Title: Vice President

SANDELMAN FINANCE

By:	/s/ WILLIAM BROWN
Name: William Brown
Title: Head of Structured Finance

Sequils-Centurion V, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ ROBIN C. STANCIL
Name: Robin C. Stancil
Title: Director of Operations

SF-1 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-1 Segregated Portfolio

By:	/s/ ERIC VANRAVENSWAAY
Name: Eric Vanravenswaay
Title: Vice President

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC.

By:	/s/ ADAM KAISER
Name: Adam Kaiser
Title: Attorney-in-fact

Sun America Life Insurance Company
By: AIG Global Investment Corp.
Investment Sub Advisor

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director

Sun America Senior Floating Rate Fund, Inc.
By: AIG Global Investment Corp.
Investment Sub Advisor

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director

Saturn CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Management

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director

Galaxy IV CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director

Galaxy V CLO LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ STEVEN S. OH
Name: Steven S. Oh
Title: Managing Director